SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 1997
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                           SIGNET BANKING CORPORATION
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             (Exact name of registrant as specified in its charter)



           Virginia                      1-6505                 54-6037910
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)



7 North Eighth Street, Richmond, Virginia                             23219
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code               804 747-2000
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                                 Not Applicable
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Former name, former address and former fiscal year, if changed since last report

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ITEM 5.      Other Events.

             On June 3, 1997, Signet Banking Corporation ("Signet") announced the results of a comprehensive redesign program that will enable Signet to achieve its strategic goal of becoming a national, customer focused, information-based financial services company. See Exhibit 1 for the news release dated June 3, 1997.


ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


              (c)   Exhibits.

                    1.   News release dated June 3, 1997.



                                    SIGNATURE




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SIGNET BANKING CORPORATION
                                         --------------------------
                                                 (Registrant)


Date:  June 3, 1997                      /s/ W. H. Catlett, Jr.
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                                         W. H. Catlett, Jr.
                                         Executive Vice President and Controller
                                         (Chief Accounting Officer)


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